                                                                      Exhibit 24

                             POWER OF ATTORNEY FOR
                        SECTION 16 REPORTING OBLIGATIONS

    Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Justin Mirro and Daniel Huber, each acting individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as described below, to take the following actions on behalf of and in the name, place and stead of the undersigned:

    (1)   prepare, execute, and file on behalf of the undersigned Forms 3, 4, and 5 (including any amendments thereto) with respect to the securities of
Kensington Capital Acquisition Corp. (the "Company"), with the United States
Securities and Exchange Commission, any stock exchange and the Company, as considered necessary or advisable under Section 16(a) of the Securities Exchange
Act of 1934 (the "Exchange Act") and the rules and regulations thereunder;

    (2)   seek or obtain, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the Company's securities from any third party, including brokers and employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to such attorneys-in-fact and approves and ratifies any such release of information; and

    (3)   do and perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing. The undersigned acknowledges that:

    (1)   this Power of Attorney authorizes, but does not require, each such attorney-in-fact to act in their discretion on information provided to such attorney-in-fact without independent verification of such information;

    (2)   any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

    (3)   neither the Company nor any of such attorneys-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Exchange Act; and

    (4)   this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.

    The undersigned hereby gives and grants each of the foregoing attorneys-in-
fact full power and authority to do and perform all and every act and thing whatsoever necessary or appropriate to be done in the exercise of the rights and powers granted by this Power of Attorney as fully to all intents and purposes as the undersigned might or could do personally, hereby ratifying all that each such attorney-in-fact, shall lawfully do or cause to be done for and on behalf of the undersigned by virtue of this Power of Attorney.

    This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-in- fact or until such earlier time as the undersigned is no longer required to file
Forms 3, 4, and 5 with respect to the Company.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 25th day of June 2020.

                                         /s/ Thomas LaSorda
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                                        Signature

                                        Thomas LaSorda
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